                                                                    EXHIBIT 99.1

                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MARCH 1, 1996)



                           BANC ONE AUTO TRUST 1996-A



           Interest Period August 15, 1996 through September 15, 1996

            Collection Period August 1, 1996 through August 31, 1996




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:  Jeff Stewart                 Attested:  Ron DiGiacomo

            Jeff Stewart                            Assistant Secretary
            Vice President                          Bank One, Texas, N.A.
            Bank One, Texas, N.A.

A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Receivable Balance                                                                      $537,526,728.62
(B) Total Certificate Balance                                                                     $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                95.50%
    (ii)  Original Class A Principal Balance                                                            513340000
    (iii) Class A Pass-Through Rate                                                                          6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                 4.50%
    (ii)  Original Class B Principal Balance                                                      $ 24,186,728.62
    (iii) Class B Pass-Through Rate                                                                          6.25%
(E) Servicing Fee Rate (per annum)                                                                           1.00%
(F) Weighted Average Coupon (WAC)                                                                           11.65%
(G) Weighted Average Original Maturity (WAOM)                                                               59.75  months
(H) Weighted Average Remaining Maturity (WAM)                                                               50.62  months
(I) Number of Receivables                                                                                  41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                           1.75%
    (ii)  Reserve Fund Initial Deposit                                                             $ 9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                         1.50%
          (c) Percent of Remaining Certificate Balance                                                       4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                               9.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A) Total Receivable Balance                                                                       $436,315,181.50
(B) Total Certificate Balance                                                                      $436,315,181.50
(C) Total Certificate Pool Factor                                                                        0.8117088
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                               $416,682,600.79
    (ii) Class A Certificate Pool Factor                                                                 0.8117088
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                $19,632,580.71
    (ii) Class B Certificate Pool Factor                                                                 0.8117088
(F) Reserve Fund Balance                                                                             14,909,006.84
(G) Cumulative Net Losses for All Prior Periods                                                       4,348,218.02
(H) Charge-off Rate for Second Preceding Period                                                               2.80%
(I) Charge-off Rate for Preceding Period                                                                      2.84%
(J) Delinquency Percentage for Second Preceding Period                                                        0.76%
(K) Delinquency Percentage for Preceding Period                                                               0.85%
(L) Weighted Average Coupon (WAC)                                                                            11.60%
(M) Weighted Average Remaining Maturity (WAM)                                                                46.47     months
(N) Number of Receivables                                                                                   36,808

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                         17,428,038
    (ii)  Prepayments in Full                                                                                    0
    (iii) Repurchased Loan Proceeds Related to Principal                                                         0
    (iv) Other Refunds Related to Principal                                                                      0
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                           4,119,102
    (ii)  Repurchased Loan Proceeds Related to Interest                                                          0
(C) Weighted Average Coupon (WAC)                                                                            11.59%
(D) Weighted Average Remaining Maturity (WAM)                                                                45.68     months
(E) Remaining Number of Receivables                                                                          35877

(F) Delinquent Receivables                                    Dollar Amount                                #  Units
                                                              -------------                                --------

    (i)  30-59 Days Delinquent                                 9,230,688                  2.21%                744
    (ii)  60-89 Days Delinquent                                2,455,204                  0.59%                199
    (iii) 90 Days or More Delinquent                           1,419,197                  0.34%                116


D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                          63,889
(B) Collection Account Investment Income                                                                    13,645
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                          1,387,812
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                           1,324,259
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                         63,553
    (ii)  Liquidation Proceeds Related to Interest                                                               0
    (iii) Recoveries from Prior Month Charge Offs                                                          131,810

E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                                                           4,119,102.38
(B) Liquidation Proceeds Related to Interest                                                     0.00
(C) Repurchased Loan Proceeds                                                                    0.00
(D) Recoveries from Prior Month Charge Offs                                                131,809.54
                                                                                       --------------
(E) Interest Collections                                                                 4,250,911.92

Principal Collections:
(F) Principal Payments Received                                                        $17,428,037.72
(G) Liquidation Proceeds Related to Principal                                               63,552.64
(H) Other Refunds Related to Principal                                                           0.00
                                                                                       --------------
(I) Principal Collections                                                               17,491,590.36

(J) Total Collections                                                                  $21,742,502.28


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee :
    (i)   Servicing Fee                                                                $   363,595.98
    (ii)  Prior Collection Period unpaid Servicing Fees                                $         0.00
                                                                                       --------------
    (iii)  Total Servicing Fee                                                         $   363,595.98

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                     $ 2,118,136.55
    (ii)  Class A prior period Interest Carryover Shortfall                                         0
                                                                                       --------------
    (iii)  Class A Interest Distribution                                               $ 2,118,136.55
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                     $   102,253.02
    (ii)  Class B prior period Interest Carryover Shortfall                                         0
                                                                                       --------------
    (iii)  Class B Interest Distribution                                               $   102,253.02

(D) Total Certificate Interest Distribution                                             $2,220,389.58
(E) Total Certificate Interest Distribution plus Total Servicing Fee                    $2,583,985.56


F. DISTRIBUTABLE AMOUNTS

Principal:
(F) Principal Collections                                                              $17,491,590.36
(G) Realized Losses                                                                      1,324,259.42
                                                                                       --------------
(H) Total Monthly Principal                                                            $18,815,849.78

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                     17,969,205.64
    (ii)  Class A prior period Principal Carryover Shortfall                                        0
                                                                                       --------------
    (iii)  Class A Principal Distribution                                               17,969,205.64
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                        846,644.14
    (ii)  Class B prior period Principal Carryover Shortfall                                        0
                                                                                        -------------
    (iii)  Class B Principal Distribution                                                  846,644.14

(K) Total Principal Distribution                                                        18,815,849.78

(L) Total Interest and Principal Distribution Amounts                                   21,399,835.34
       plus Servicing Fee

G. DISTRIBUTIONS

(A) Total Interest Collections available to be distributed                                                           4,250,911.92
(B)  Class B Percentage of Principal Collections                                                                       787,057.33
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                          363,595.98
    (ii)  Servicing Fee paid                                                                                           363,595.98
                                                                                                                     ------------
    (iii)  Unpaid Servicing Fee                                                                                              0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                  3,887,315.94
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                              2,118,136.55
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                           2,118,136.55
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                             1,769,179.38
    (iv)  Class A Interest Distribution remaining to be paid                                                                 0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                                 0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                 0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                              0.00
    (viii) Class A Interest Carryover Shortfall                                                                              0.00
    (ix)  Class A Interest Distribution paid                                                                         2,118,136.55

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                102,253.02
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution             102,253.02
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                             1,666,926.36
    (iv)  Class B Interest Distribution remaining to be paid                                                                 0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                                0.00
    (vi)  Class B Interest Carryover Shortfall                                                                               0.00
    (vii)  Class B Interest Distribution paid                                                                          102,253.02

(G) Total Interest Paid                                                                                              2,220,389.58
(H) Total Interest and Servicing Fee Paid                                                                            2,583,985.56
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid      1,666,926.36

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                     17,491,590.36
(K) Excess Interest                                                                                                  1,666,926.36
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                             0.00
(M) Total Collections available to be distributed as principal                                                      19,158,516.72

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                            17,969,205.64
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                    17,969,205.64
    (iii) Total Collections available after Class A Principal Distribution paid                                      1,189,311.07
    (iv)  Class A Principal Distribution remaining to be paid                                                                0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class A Principal Carryover Shortfall                                                                              0.00
    (vii)   Total Class A Principal Distribution paid                                                               17,969,205.64

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                               846,644.14
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                       846,644.14
    (iii) Total Collections available after Class B Principal Distribution paid                                        342,666.94
    (iv)  Class B Principal Distribution remaining to be paid                                                                0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class B Principal Carryover Shortfall                                                                              0.00
    (vii)   Total Class B Principal Distribution paid                                                                  846,644.14

(P)  Total Excess Cash to the Reserve Fund                                                                             342,666.94

H. POOL BALANCE AND PORTFOLIO INFORMATION

                                                             Beginning                     End
                                                            of Period                   of Period
                                                        -------------------         --------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates               436,315,181.50              $417,499,331.72
    (ii)   Aggregate Certificate Pool Factor                    0.8117088                    0.7767043
    (iii)   Class A Principal Balance                      416,682,600.79               398,713,395.15
    (iv)   Class A Pool Factor                                  0.8117088                    0.7767043
    (v)   Class B Principal Balance                         19,632,580.71                18,785,936.57
    (vi)   Class B Pool Factor                                  0.8117088                    0.7767043

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                             11.60%                       11.59%
    (ii)  Weighted Average Remaining Maturity (WAM)                 46.47 months                 45.68  months
    (iii) Remaining Number of Receivables                       36,808.00                    35,877.00
    (iv)  Pool Balance                                     436,315,181.50              $417,499,331.72



I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                    14,909,006.84
(B) Less: Draw to pay Class A Interest Distribution                                               0.00
(C) Reserve Account Balance after draw                                                   14,909,006.84
(D) Less: Draw to pay Class B Interest Distribution                                               0.00
(E) Reserve Account Balance after draw                                                   14,909,006.84
(F) Less: Draw to pay Class A Principal Distribution                                              0.00
(G) Reserve Account Balance after draw                                                   14,909,006.84
(H) Less: Draw to pay Class B Principal Distribution                                              0.00
(I) Reserve Account Balance after draw                                                   14,909,006.84
(J) Total excess Collections deposited in the
      Reserve Fund                                                                          342,868.94
                                                                                       ---------------
(K) Reserve Fund Balance                                                                 15,251,673.78
(L) Specified Reserve Account Balance                                                    37,574,939.85
(M) Reserve Account Release to Seller                                                             0.00
                                                                                       ---------------
(N) Ending Reserve Account Balance                                                       15,251,673.78
                                                                                       ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                 $   63,552.64
    (ii)   Liquidation Proceeds Related to Interest                                                                          0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                131,809.54
(B) Realized Losses for Collection Period                                                                            1,324,268.42
(C) Charge-off Rate for Collection Period (annualized)                                                                       0.03
(D) Cumulative Net Losses for all Periods                                                                            5,672,477.44
(E) Delinquent Receivables
                                                            Dollar Amount                   #  Units
                                                            -------------              ------------------
    (i)  30-59 Days Delinquent                               9,230,688.19              2.21%           744
    (ii)  60-89 Days Delinquent                              2,455,204.47              0.59%           199
    (iii) 90 Days or More Delinquent                         1,419,197.28              0.34%           116

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                    2.80%
    (ii) Preceding Collection Period                                          2.84%
    (iii) Current Collection Period                                           3.35%
    (iv) Three Month Average (Avg(i,ii,iii))                                  3.00%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                    0.76%
    (ii) Preceding Collection Period                                          0.85%
    (iii) Current Collection Period                                           0.93%
    (iv) Three Month Average (Avg(i,ii,iii))                                  0.85%

(C) Loss and Delinquency Trigger Indicator                 Trigger was hit

L.  STATEMENT TO CERTIFICATEHOLDERS
                                                                                                   Per $1,000 of
                                                                                                 Original Principal
(A)  Amount of distribution allocable to principal:                        Dollars ($)                  Balance
                                                                        ---------------            ---------------
    (i)    Class A Certificates                                           17,969,205.64                      35.00
    (ii)   Class B Certificates                                              846,644.14                      35.00

                                                                                                   Per $1,000 of
                                                                                                 Original Principal
(B)  Amount of distribution allocable to interest:                         Dollars ($)                  Balance
                                                                        ---------------            ---------------
    (i)    Class A Certificates                                            2,118,136.55                  4.1261865
    (ii)   Class B Certificates                                              102,253.02                  4.2276501

(C)  Pool Balance as of the close of business on
     the last day of the Collection Period                              $417,499,331.72
                                                                        ---------------


                                                                                                   Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer                                            Original Principal
     with respect to the related Collection Period                         Dollars ($)                Balance
                                                                        ---------------            ---------------
    (i)  Total Servicing Fee                                                 363,595.98
    (ii)    Class A Percentage of the Servicing Fee                          347,235.50           0.67642400874985
    (ii)    Class B Percentage of the Servicing Fee                           16,360.48           0.67642400874985

                                                                                                    Per $1,000 of
                                                                                                  Original Principal
                                                                           Dollars ($)                   Balance
                                                                        ---------------            ---------------
(E) (i)  Class A Interest Carryover Shortfall                                  0.00                       0.00
    (ii)  Class A Principal Carryover Shortfall                                0.00                       0.00
    (iii)  Class B Interest Carryover Shortfall                                0.00                       0.00
    (iv)  Class B Principal Carryover Shortfall                                0.00                       0.00

     Change with respect to immediately preceding
       Distribution Date:
    (v)  Class A Interest Carryover Shortfall                                  0.00                       0.00
    (vi)  Class A Principal Carryover Shortfall                                0.00                       0.00
    (vii)  Class B Interest Carryover Shortfall                                0.00                       0.00
    (viii)  Class B Principal Carryover Shortfall                              0.00                       0.00

(F)  Pool factors for each class of certificates,
     after giving effect to all payments allocated to principal                                     Pool Factor
                                                                                                  ---------------
    (i)    Class A Pool Factor                                                                   0.776704319058239
    (ii)   Class B Pool Factor                                                                   0.776704318710936

(G)  Amount of the aggregate Realized Losses, if any, for
     such Collection Period ($)                                           $1,324,259.42
                                                                        ---------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business
    on the last day of the preceding Collection Period                    $3,874,401.75

(I) Amount on deposit in the Reserve Fund on such Distribution after giving effect to distributions
    made on such Distribution Date                                       $15,251,673.78
                                                                        ---------------

(J) Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocate
    principal                                                                                   Principal Balance
                                                                                                -----------------
    (I)    Class A Principal Balance                                                              398,713,395.15
    (ii)   Class B Principal Balance                                                               18,785,936.57

(K)  Amount otherwise distributable to the Class B Certificate that is being distributed to the Class A Certificateholder
     such Distribution Date                                                       $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by t or purchased by the Servicer with respect to the Related
     Period ($)                                                                   $0.00
                                                                         ---------------

M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:
(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                                    $  363,595.98
     (ii)  Servicing Fees retained by the Seller                                              363,595.98
                                                                                           -------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution Date (i-ii)                              $0.00
                                                                                                              --------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
Account:
      (i)  for the Class A Interest Distribution                                          $ 2,118,136.55
      (ii)  for the Class A Principal Distribution                                         17,969,205.64
                                                                                          --------------

      (iii)  Total (i+ii)                                                                                     $20,087,342.20
                                                                                                              --------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
Account:
      (i)  for the Class B Interest Distribution                                          $   102,253.02
      (ii)  for the Class B Principal Distribution                                            846,644.14
                                                                                          --------------
      (iii)  Total (i+ii)                                                                                        $948,897.16
                                                                                                              --------------
(D)  Withdraw excess Collections from the Collection Account and deposit in the
     Reserve Fund                                                                                                $342,666.94
                                                                                                              --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
          of Principal Collections                                                                            $         0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution and the Class
           B Interest Distribution                                                                            $         0.00
                                                                                                              --------------
     (iii)  Total                                                                                                              $0.00
                                                                                                                               -----

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
          of the Class A Interest Distribution                                                                $         0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution,
           the Class B Interest Distribution, and the Class A Principal Distribution                          $         0.00
                                                                                                              --------------
     (iii)  Total                                                                                                              $0.00
                                                                                                                               -----